--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 2000, the end of the period under review, the Fund's net assets totaled $171.2 million. This represents a net asset value per share of $17.01, a rise of 12.62% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 12.48% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $15.00 per share on the New York Stock Exchange, which represents an 11.82% discount to the Fund's net asset value per share and a rise of 10.52% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an economic review, a market review, a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

  Although a number of leading indicators throughout the Eurozone, including the important German IFO (Information and Forschung Institut) business confidence indicator, continued to point to a slowing of growth, third quarter Eurozone GDP growth of 3.4% was achieved. Consumer spending has been strengthening, compensating for weakening industrial production growth, while both exports and imports have remained at a high level.

  Headline Eurozone inflation has risen steadily throughout the year to stand at 2.6% in December, reflecting the impact of higher energy costs in particular as well as the weak Euro. By contrast core inflation has remained remarkably stable at 1.5%, suggesting that underlying cost pressures remain distinctly subdued. Although the European Central Bank (ECB) was moved to raise the repo rate a further 25 basis points in October to 4.75%, this has proved to be the final rise for now.

  Currency movements remained volatile over the latest quarter, with the Euro falling to an intra-day low on October 26 of 0.8225 against the US dollar. However, during December, increasing nervousness over economic growth in the US and continuing stock market weakness there resulted in a substantial and rapid recovery in the Eurozone currency, finishing the year at 0.9309, representing a rise in the Euro over the quarter of 5.9% against the dollar.

MARKET REVIEW

  Although attempting a recovery in October as telecom stocks rallied briefly, since March European markets have remained under pressure, the end result being a fall of 8.4% in US dollar terms over the whole of 2000. Since June, overall trends were in line with those seen in the previous six months, with defensive sectors outperforming technology and telecoms.

  The weakest sectors over the period were IT services and software, as continued nervousness over growth prospects resulting from lower capital spending commitments impacted negatively on sentiment, although some signs of a recovery emerged towards the end of the year, and telecom service companies remained under severe pressure. Among the major equipment suppliers, Nokia Oyj outperformed over the last quarter as it reconfirmed its leading position, while Alcatel SA and Siemens AG recovered some stability in December, the latter on the back of encouraging corporate news.

  Yet again, those sectors which show greater predictability of earnings growth, particularly food manufacturers, pharmaceuticals and financials, produced the best relative performance over the second half of 2000. Chemical stocks also did well, as valuations were perceived to be overly cautious in view of solid underlying economic fundamentals. In terms of country performance, Switzerland and Italy were the strongest performers, reflecting their more defensive sector characteristics, with Sweden among the weakest markets on the back of Telefonaktiebolaget LM Ericsson AB (Ericsson).

  Pertaining to the Fund's portfolio, there were no major new mergers and acquisitions deals announced, although activity continued unabated at a lower level. A number of deals reached their conclusion, notably the purchase by Diageo PLC and Pernod-Ricard SA of Seagram's drinks assets. Equity issuance in the telecom sector continued to have a negative effect on sentiment, with further IPOs in Norway and Austria.

PORTFOLIO ACTIVITY

  There has been no overall change in sector stance over the past six months, although certain more defensive stocks, which had benefited from the sharp sector rotation trends over the year, were reduced slightly. This applied particularly to Tesco PLC, Bayer AG, Roche Holding AG, ING Groep NV, as well as the oil majors.

  Although in the short term the sector remained under pressure, we added in the last two months of 2000 to our positions in the leading IT services and software companies, notably SAP AG and Cap Gemini Ernst & Young SA, where we considered the market was taking an overly negative view of the growth outlook.

PERFORMANCE ATTRIBUTION

  Our underweighting of the telephone service companies continued to help relative performance, as did our lack of exposure to the "pure" semiconductor stocks. Performance from the equipment manufacturers was mixed, with a positive performance from Nokia Oyj more than offset by Ericsson.

  IT stocks were a negative drag on relative returns over the quarter. Although we maintained an underweight exposure to pharmaceuticals, which we consider generally to be fully valued, significant holdings in Novartis AG and GlaxoSmithKline PLC made a strong positive contribution, as did overweight positions in top quality financials such as AXA and ING Groep NV.

OUTLOOK

  European and US growth rates appear to be converging, and the recent appreciation of the Euro reflects market sentiment pointing in that direction. A stronger Euro could ultimately lead to lower inflation and a more relaxed monetary policy by the ECB, which would be beneficial for European equities. Further, forthcoming fiscal stimulus in the form of tax cuts in Germany, France and Italy, in the approach to key political elections, should be beneficial and offer protection against any "hard-landing" scenario.

  Expectations for profits growth in the coming year have been scaled back slightly, reflecting a deteriorating trend in certain leading sectors. Although valuation levels in a number of areas have also fallen back somewhat, in aggregate valuations remain demanding, requiring a continued focus on quality and visibility of earnings. Falling interest rates and a benign combination of growth and inflation should at least support current valuation multiples.

  Reform and deregulation continue unabated, and we anticipate steady supply-side improvements. We see continued strong equity inflows into mutual funds (average monthly inflows were US$13bn in the third quarter 2000 compared with US$10bn in the third quarter 1999) supported by the burgeoning equity culture; however, equity issuance will also remain high, potentially holding back progress in specific sectors of the market.

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

  Effective December 11, 2000, the Fund has entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors (the "Manager"). The Manager had been serving as investment adviser to the Fund pursuant to a separate investment advisory agreement. The Management Agreement reflects the consolidation of all of the services that had been performed by the Manager under the investment advisory agreement, and by Mercury Asset Management International Channel Islands

Ltd., ("MAMI CI") under an investment management agreement. Under the Management Agreement, the investment personnel of the Manager remain unchanged, and Michel Legros continues to be the lead portfolio manager for the Fund. MAMI CI, which is being dissolved, is a wholly-owned subsidiary of the Adviser.

                                Yours sincerely,

          /s/ Terry K. Glenn                      /s/ Michel Legros
            Terry K. Glenn                          Michel Legros
              President                           Portfolio Manager

January 2001

--------------------------------------------------------------------------------
To reduce shareholder expenses, The Europe Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual basis.
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 2000 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FUND

Finland          3.8%
France          20.6%
Germany         15.4%
Ireland          1.0%
Italy            7.9%
Netherlands      7.5%
Spain            3.5%
Sweden           4.0%
Switzerland     10.5%
United Kingdom  24.7%
Other*           1.1%

MSCI

Finland          4.0%
France          16.3%
Germany         12.3%
Ireland          0.9%
Italy            6.7%
Netherlands      8.0%
Spain            4.1%
Sweden           3.7%
Switzerland     10.0%
United Kingdom  29.8%
Other*           4.2%

*Countries include Austria, Belgium, Denmark, Norway and Portugal.

  The Fund's ten largest equity holdings expressed as a percentage of total net assets at December 31, 2000 were:

Vodafone Group PLC...................................     4.1%
Nokia Oyj............................................     3.7
Shell Transport & Trading Company PLC................     3.1
GlaxoSmithKline PLC..................................     3.1
Total Fina Elf SA 'B'................................     3.0
ING Groep NV.........................................     2.8
Siemens AG...........................................     2.4
HSBC Holdings PLC....................................     2.3
BP Amoco PLC.........................................     2.2
Telecom Italia Mobile (TIM) SpA......................     2.1
                                                         ----
                                                         28.8%
                                                         ====

  The Fund's sector weightings expressed as a percentage of net assets at December 31, 2000 were:

Financials...........................................    23.4%
Consumer Discretionary...............................    14.2
Information Technology...............................    12.4
Telecommunication Services...........................    10.0
Industrials..........................................     9.8
Health Care..........................................     9.5
Energy...............................................     8.8
Consumer Staples.....................................     5.6
Materials............................................     3.4
Utilties.............................................     1.2
Other Assets in Excess of Liabilities................     1.7
                                                        -----
                                                        100.0%
                                                        =====

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                          -------------------------
                 SHARES                                                                  PERCENT OF
  INDUSTRIES      HELD                      INVESTMENTS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France              4,000  PSA Peugeot Citroen SA                         $    902,180       0.5%
                   13,724  Valeo SA                                            607,578       0.4
                                                                          -------------------------
                                                                             1,509,758       0.9
 ...................................................................................................
                           TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS     1,509,758       0.9
 ...................................................................................................
BANKS
France             22,000  BNP Paribas SA                                    1,914,758       1.1
                   20,000  Societe Generale 'A'                              1,232,445       0.7
                                                                          -------------------------
                                                                             3,147,203       1.8
 ...................................................................................................
Germany            15,000  Deutsche Bank AG (Registered Shares)              1,239,892       0.7
 ...................................................................................................
Ireland           170,000  Bank of Ireland                                   1,669,479       1.0
 ...................................................................................................
Italy             400,000  Banca Intesa SpA                                  1,906,381       1.1
                  375,000  UniCredito Italiano SpA                           1,944,313       1.2
                                                                          -------------------------
                                                                             3,850,694       2.3
 ...................................................................................................
Spain             200,000  Banco Bilbao Vizcaya Argentaria SA                2,950,795       1.7
 ...................................................................................................
Switzerland        17,000  Credit Suisse Group (Registered Shares)           3,210,104       1.9
 ...................................................................................................
United Kingdom     90,000  Barclays PLC                                      2,784,333       1.6
                  270,000  HSBC Holdings PLC                                 3,954,687       2.3
                                                                          -------------------------
                                                                             6,739,020       3.9
 ...................................................................................................
                           TOTAL INVESTMENTS IN BANKS                       22,807,187      13.3
 ...................................................................................................
CAPITAL GOODS
France              6,000  Legrand SA                                        1,200,796       0.7
                   24,000  Sidel SA                                          1,081,275       0.7
                                                                          -------------------------
                                                                             2,282,071       1.4
 ...................................................................................................
Germany            32,000  Siemens AG                                        4,147,868       2.4
 ...................................................................................................
Sweden             40,000  Atlas Copco AB 'A'                                  869,474       0.5
 ...................................................................................................
                           TOTAL INVESTMENTS IN CAPITAL GOODS                7,299,413       4.3
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                          -------------------------
                 SHARES                                                                  PERCENT OF
  INDUSTRIES      HELD                      INVESTMENTS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
Denmark            28,000  +ISS A/S                                       $  1,889,980       1.1%
 ...................................................................................................
Netherlands        75,000  Vedior NV 'A'                                       897,107       0.5
 ...................................................................................................
Spain                  17  +A.B. Capital Fund*                                  24,434       0.0
 ...................................................................................................
Sweden            115,000  Securitas AB 'B'                                  2,118,421       1.2
 ...................................................................................................
Switzerland         3,700  Adecco SA (Registered Shares)                     2,313,776       1.4
 ...................................................................................................
United Kingdom    275,000  Serco Group PLC (Ordinary)                        2,196,723       1.3
 ...................................................................................................
                           TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                           SUPPLIES                                          9,440,441       5.5
 ...................................................................................................
CONSUMER DURABLES & APPAREL
France             12,000  LVMH (Louis Vuitton Moet Hennessy)                  787,499       0.4
                   12,000  SEB SA                                              647,313       0.4
                  150,000  +Lectra Systemes                                  1,946,407       1.2
                                                                          -------------------------
                                                                             3,381,219       2.0
 ...................................................................................................
Germany            15,000  adidas-Salomon AG                                   921,542       0.5
 ...................................................................................................
Italy              18,000  Gucci Group NV (NY Registered Shares)             1,593,000       0.9
 ...................................................................................................
Sweden             50,000  Electrolux AB 'B'                                   644,737       0.4
 ...................................................................................................
Switzerland           780  The Swatch Group AG 'B'                             968,365       0.6
 ...................................................................................................
                           TOTAL INVESTMENTS IN CONSUMER DURABLES &
                           APPAREL                                           7,508,863       4.4
 ...................................................................................................
DIVERSIFIED FINANCIALS
Germany            20,000  Marschollek, Lautenschlaeger und Partner AG
                           (Preferred)                                       2,168,881       1.2
 ...................................................................................................
Netherlands        60,000  ING Groep NV                                      4,751,803       2.8
 ...................................................................................................
United Kingdom    150,000  Amvescap PLC                                      3,042,046       1.8
 ...................................................................................................
                           TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS       9,962,730       5.8
 ...................................................................................................
ENERGY
France             35,000  Total Fina Elf SA 'B'                             5,160,633       3.0
 ...................................................................................................
United Kingdom    180,000  BG Group PLC                                        712,881       0.5
                  475,000  BP Amoco PLC                                      3,822,709       2.2
                  650,000  Shell Transport & Trading Company PLC             5,328,127       3.1
                                                                          -------------------------
                                                                             9,863,717       5.8
 ...................................................................................................
                           TOTAL INVESTMENTS IN ENERGY                      15,024,350       8.8
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                          -------------------------
                 SHARES                                                                  PERCENT OF
  INDUSTRIES      HELD                      INVESTMENTS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING
France            750,000  Tesco PLC                                      $  3,054,323       1.8%
 ...................................................................................................
                           TOTAL INVESTMENTS IN FOOD & DRUG RETAILING        3,054,323       1.8
 ...................................................................................................
FOOD BEVERAGE & TOBACCO
Netherlands        47,500  Koninklijke Numico NV                             2,369,944       1.4
 ...................................................................................................
Switzerland         1,300  Nestle SA (Registered Shares)                     3,012,691       1.8
 ...................................................................................................
United Kingdom    160,000  Allied Domecq PLC                                 1,055,920       0.6
 ...................................................................................................
                           TOTAL INVESTMENTS IN FOOD BEVERAGE & TOBACCO      6,438,555       3.8
 ...................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France              1,566  Essilor International SA                            506,555       0.3
 ...................................................................................................
Germany            55,000  Rhoen Klinikum AG (Preferred)                     2,820,941       1.6
 ...................................................................................................
                           TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                           SERVICES                                          3,327,496       1.9
 ...................................................................................................
HOTELS RESTAURANTS & LEISURE
France             62,500  Accor SA                                          2,618,016       1.5
 ...................................................................................................
Switzerland         4,600  Kuoni Reisen Holding AG (Registered)              1,974,128       1.2
 ...................................................................................................
                           TOTAL INVESTMENTS IN HOTELS RESTAURANTS &
                           LEISURE                                           4,592,144       2.7
 ...................................................................................................
INSURANCE
France             16,791  AXA                                               2,407,005       1.4
 ...................................................................................................
Germany             7,500  Allianz AG (Registered Shares)                    2,797,437       1.6
                    6,000  Muenchener Rueckversicherungs-Gesellschaft AG
                           (Registered Shares)                               2,122,338       1.3
                                                                          -------------------------
                                                                             4,919,775       2.9
 ...................................................................................................
                           TOTAL INVESTMENTS IN INSURANCE                    7,326,780       4.3
 ...................................................................................................
MATERIALS
Germany            43,000  Bayer AG                                          2,245,489       1.3
                   13,500  Henkel KGaA (Preferred)                             879,653       0.5
                                                                          -------------------------
                                                                             3,125,142       1.8
 ...................................................................................................
Netherlands        40,000  Akzo Nobel NV                                     2,129,785       1.2
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                          -------------------------
                 SHARES                                                                  PERCENT OF
  INDUSTRIES      HELD                      INVESTMENTS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
Spain              20,000  Acerinox SA                                    $    605,053       0.4%
 ...................................................................................................
                           TOTAL INVESTMENTS IN MATERIALS                    5,859,980       3.4
 ...................................................................................................
MEDIA
France             35,000  Vivendi Universal SA                              2,283,840       1.3
 ...................................................................................................
Netherlands        35,000  VNU NV                                            1,705,550       1.0
                   30,000  Wolters Kluwer NV 'A'                               810,956       0.5
                                                                          -------------------------
                                                                             2,516,506       1.5
 ...................................................................................................
United Kingdom    100,000  United Business Media PLC                         1,266,149       0.7
 ...................................................................................................
                           TOTAL INVESTMENTS IN MEDIA                        6,066,495       3.5
 ...................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
Switzerland         1,800  Novartis AG (Registered Shares)                   3,161,670       1.8
                      300  Roche Holding AG (Genuss)                         3,036,601       1.8
                                                                          -------------------------
                                                                             6,198,271       3.6
 ...................................................................................................
United Kingdom     31,000  AstraZeneca Group PLC                             1,562,156       0.9
                  185,592  GlaxoSmithKline PLC                               5,237,330       3.1
                                                                          -------------------------
                                                                             6,799,486       4.0
 ...................................................................................................
                           TOTAL INVESTMENTS IN PHARMACEUTICALS &
                           BIOTECHNOLOGY                                    12,997,757       7.6
 ...................................................................................................
RETAILING
France             27,000  +Marionnaud Parfumeries                           3,488,454       2.0
                    5,200  Pinault-Printemps-Redoute SA                      1,107,972       0.7
                                                                          -------------------------
                                                                             4,596,426       2.7
 ...................................................................................................
                           TOTAL INVESTMENTS IN RETAILING                    4,596,426       2.7
 ...................................................................................................
SOFTWARE & SERVICES
France              7,500  Cap Gemini Ernst & Young SA                       1,199,400       0.7
                   26,000  Dassault Systemes SA                              1,766,753       1.0
                                                                          -------------------------
                                                                             2,966,153       1.7
 ...................................................................................................
Germany            20,000  SAP AG (Systeme, Anwendungen, Produkte in der
                           Datenverarbeitung)                                2,304,785       1.4
                   45,000  Software AG                                       3,439,025       2.0
                                                                          -------------------------
                                                                             5,743,810       3.4
 ...................................................................................................
                           TOTAL INVESTMENTS IN SOFTWARE & SERVICES          8,709,963       5.1
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                          -------------------------
                 SHARES                                                                  PERCENT OF
  INDUSTRIES      HELD                      INVESTMENTS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT
Finland           145,000  Nokia Oyj                                      $  6,411,229       3.7%
 ...................................................................................................
France             43,500  Alcatel SA                                        2,449,765       1.4
 ...................................................................................................
Sweden            275,000  Telefonaktiebolaget LM Ericsson AB 'B'            3,111,842       1.8
 ...................................................................................................
United Kingdom     60,000  +NXT PLC                                            613,664       0.4
 ...................................................................................................
                           TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                           EQUIPMENT                                        12,586,500       7.3
 ...................................................................................................
TELECOMMUNICATION SERVICES
Italy             550,000  +Olivetti SpA                                     1,302,957       0.7
                  450,000  Telecom Italia Mobile (TIM) SpA                   3,560,501       2.1
                  105,000  Telecom Italia SpA                                1,151,368       0.7
                  310,000  Telecom Italia SpA (Registered Shares)            1,846,806       1.1
                                                                          -------------------------
                                                                             7,861,632       4.6
 ...................................................................................................
Spain             135,000  +Telefonica SA                                    2,211,700       1.3
 ...................................................................................................
United Kingdom  1,900,000  Vodafone Group PLC                                6,950,381       4.1
 ...................................................................................................
                           TOTAL INVESTMENTS IN TELECOMMUNICATION
                           SERVICES                                         17,023,713      10.0
 ...................................................................................................
UTILITIES
France              7,000  Suez Lyonnaise des Eaux SA                        1,267,352       0.7
 ...................................................................................................
Germany            14,000  E.On AG                                             844,467       0.5
 ...................................................................................................
                           TOTAL INVESTMENTS IN UTILITIES                    2,111,819       1.2
 ...................................................................................................
                           TOTAL INVESTMENTS (COST--$134,631,588) (a)      168,244,693      98.3
                           UNREALIZED DEPRECIATION ON FOREIGN CURRENCY
                           EXCHANGE CONTRACTS (b)                               (1,370)      0.0
                           OTHER ASSETS LESS LIABILITIES                     2,989,811       1.7
                                                                          -------------------------

                           NET ASSETS                                     $171,233,134     100.0%
                                                                          =========================
 ...................................................................................................

 + Non-income producing security.

 * Investment in restricted security with an aggregate value of $24,434, representing 0.0% of net assets at December 31, 2000. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at December 31, 2000 was $134,635,034 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $33,609,659 (gross unrealized appreciation--$41,607,761 gross unrealized depreciation--$7,998,102).

(b) Foreign currency exchange contracts entered into to hedge sale commitments as of December 31, 2000 were as follows:

---------------------------------------------------------------------
Sales                       In                               Net
           Contracts to  Exchange  Settlement             Unrealized
             Deliver       For        Date      Value    Depreciation
---------------------------------------------------------------------
           CHF 473,200   $288,818   1/03/01    $290,111    $(1,293)
           EUR 309,055   $287,607   1/03/01    $287,684        (77)
                                                           -------
                                                           $(1,370)
                                                           =======
---------------------------------------------------------------------

CHF    Swiss Francs

EUR    Euro

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $134,631,588) (Note 1)..........   $168,244,693
Receivable for securities sold..............................     12,660,726
Withholding tax refunds receivable..........................        412,018
Dividends receivable........................................        114,739
Interest receivable.........................................          7,599
Other assets................................................         10,472
                                                               ------------
      Total assets..........................................    181,450,247
                                                               ------------
LIABILITIES
Due to custodian............................................      7,636,530
Dividends and distributions to shareholders payable (Note
 2).........................................................      2,202,785
lnvestment management fee payable (Note 2)..................        113,763
Administration fee payable (Note 2).........................         37,921
Net unrealized depreciation on foreign currency exchange
 contracts..................................................          1,370
Accrued expenses and other liabilities......................        224,744
                                                               ------------
      Total liabilities.....................................     10,217,113
                                                               ------------

NET ASSETS..................................................   $171,233,134
                                                               ============
Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
   shares) (Note 4).........................................   $     10,066
  Paid-in surplus...........................................    129,454,063
  Distributions in excess of net investment income..........        (11,654)
  Accumulated undistributed net realized gain on
   investments..............................................      8,169,601
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     33,611,058
                                                               ------------
  Net Assets................................................   $171,233,134
                                                               ============
Net Asset Value per share
 ($171,233,134/10,066,319 shares of common stock issued and
 outstanding)...............................................         $17.01
                                                                      -----
                                                                      -----

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.......................................                 $    3,368,855
  Interest........................................                        233,469
                                                                   --------------
                                                                        3,602,324
  Less: Withholding tax on foreign source
   dividends......................................                        396,168
                                                                   --------------
      Total income................................                      3,206,156
                                                                   --------------
Expenses
  Investment management fee (Note 2)..............                      1,516,025
  Administration fee (Note 2).....................                        502,686
  Custodian fees..................................                        151,313
  Legal fees......................................                         97,328
  Directors' fees and expenses....................                         86,411
  Shareholder servicing fees......................                         71,733
  Audit fees......................................                         49,250
  Reports to shareholders.........................                         39,238
  NYSE listing fee................................                         24,260
  Insurance expense...............................                          5,479
  Miscellaneous...................................                         29,548
                                                                   --------------
      Total expenses..............................                      2,573,271
                                                                   --------------
Net investment income.............................                        632,885
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) from:
  Investments (net of foreign taxes of $2,867)....  $  19,338,875
  Foreign currency related transactions...........       (131,659)     19,207,216
                                                    -------------
Change in unrealized appreciation (depreciation)
 on:
  Investments--net................................    (32,610,798)
  Foreign currency related transactions...........         14,239     (32,596,559)
                                                    -------------  --------------
Net realized and unrealized loss on investments
 and foreign
 currency related transactions....................                    (13,389,343)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                 $  (12,756,458)
                                                                   ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                    2000          1999
                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $    632,885  $  1,163,353
  Net realized gain on investments and foreign currency
   related transactions.......................................    19,207,216    23,620,170
  Change in unrealized appreciation (depreciation) on
   investments and foreign
   currency related transactions..............................   (32,596,559)   13,850,119
                                                                ------------  ------------
Net increase (decrease) in net assets resulting from
 operations...................................................   (12,756,458)   38,633,642
                                                                ------------  ------------
Dividends and distributions to shareholders from:
  Net investment income ($0.059293 and $0.134398 per share,
   respectively)..............................................      (596,862)   (1,352,893)
  Net realized gain on investments and foreign currency
   related transactions
   ($2.302963 and $2.582034 per share, respectively) (Note
   1).........................................................   (23,182,360)  (25,991,578)
                                                                ------------  ------------
Net decrease in net assets resulting from dividends and
 distributions................................................   (23,779,222)  (27,344,471)
                                                                ------------  ------------
Total increase (decrease).....................................   (36,535,680)   11,289,171
                                                                ------------  ------------
NET ASSETS
  Beginning of year...........................................   207,768,814   196,479,643
                                                                ------------  ------------
  End of year (including accumulated undistributed
   (distributions in excess of) net investment income of
   $(11,654) and $86,861, respectively).......................  $171,233,134  $207,768,814
                                                                ============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2000       1999       1998       1997       1996
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of year                  $  20.64   $  19.52   $  19.01   $  18.18   $  14.32
                                                    --------   --------   --------   --------   --------
Operations:
  Net investment income*..........................      0.06       0.12       0.14       0.15       0.12
  Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions...................................     (1.33)      3.72       3.86       3.20       4.80
                                                    --------   --------   --------   --------   --------
Total from operations.............................     (1.27)      3.84       4.00       3.35       4.92
                                                    --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income**.........................     (0.06)     (0.14)     (0.13)     (0.14)     (0.16)
  Net realized gain on investments and foreign
   currency related transactions..................     (2.30)     (2.58)     (3.36)     (2.38)     (0.90)
                                                    --------   --------   --------   --------   --------
Total dividends and distributions.................     (2.36)     (2.72)     (3.49)     (2.52)     (1.06)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $  17.01   $  20.64   $  19.52   $  19.01   $  18.18
                                                    ========   ========   ========   ========   ========
Per share market value, end of year...............  $  15.00   $  18.88   $  18.56   $  17.06   $  16.13
                                                    ========   ========   ========   ========   ========
Total investment return, market value+............     (8.25)%    17.07%     27.84%     21.00%     34.78%
Net assets at end of year (000 omitted)...........  $171,233   $207,769   $196,480   $191,374   $182,963
Ratio of expenses to average weekly net assets....      1.27%      1.30%      1.27%      1.26%      1.42%
Ratio of net investment income to average weekly
 net assets.......................................      0.31%      0.59%      0.65%      0.77%      0.74%
Portfolio turnover rate...........................        33%        47%        54%        39%        48%

--------------------------
  *  Based on average shares outstanding during the year.

 ** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

  + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

  The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS:  During the year ended
December 31, 2000, the Fund increased paid-in surplus by $6, increased accumulated undistributed net realized gain on investments by $134,532 and decreased accumulated undistributed net investment income by $134,538. This reclassification was a result of permanent book-to-tax differences and had no effect on net assets or net asset value per share.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND AGREEMENTS

The Fund had previously entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (as investment manager), and Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors, formerly known as Mercury Asset Management International Ltd. (as investment adviser).

  Effective December 11, 2000, the Fund has entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Mercury Advisors (the "Manager") which replaced the investment management agreement and the investment advisory agreement previously in effect. The Management Agreement reflects the consolidation of all of the services that had been performed by the Manager under the investment management agreement and by Mercury Asset Management International Channel Islands Ltd., under the investment management agreement.

  The Amended and Restated Investment Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain directors and officers of the Fund are also directors or officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000 were $64,978,825 and $86,729,040, respectively.

NOTE 4. CAPITAL

There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 2000, Merrill Lynch Investment Managers Limited owned 1,405 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY RESULTS OF
OPERATIONS *
(UNAUDITED)

                                                       NET REALIZED
                                                           AND
                                                        UNREALIZED
                                                      GAIN (LOSS) ON
                                                       INVESTMENTS
                                          NET          AND FOREIGN
                                       INVESTMENT        CURRENCY
                       INVESTMENT        INCOME          RELATED
                         INCOME          (LOSS)        TRANSACTIONS
                      -------------  --------------  ----------------
                               PER            PER               PER
                      TOTAL   SHARE  TOTAL   SHARE    TOTAL    SHARE
                      ------  -----  ------  ------  --------  ------
March 31, 1999......  $  535  $0.05  $ (111) $(0.01) $ (1,764) $(0.17)
June 30, 1999.......   1,623  0.16      996    0.10    (2,373)  (0.24)
September 30,
 1999...............     779  0.08      162    0.02      (637)  (0.06)
December 31, 1999...     789  0.08      116    0.01    42,244    4.19
                      ------  -----  ------  ------  --------  ------
Total...............  $3,726  $0.37  $1,163  $ 0.12  $ 37,470  $ 3.72
                      ======  =====  ======  ======  ========  ======
March 31, 2000......  $  466  $0.05  $ (202) $(0.02) $  3,615  $ 0.36
June 30, 2000.......   1,680  0.16    1,002    0.10    (4,687)  (0.47)
September 30,
 2000...............     674  0.07       29    0.00**  (13,456)  (1.33)
December 31, 2000...     386  0.04     (196)  (0.02)    1,139    0.11
                      ------  -----  ------  ------  --------  ------
Total...............  $3,206  $0.32  $  633  $ 0.06  $(13,389) $(1.33)
                      ======  =====  ======  ======  ========  ======

--------------------------

* Totals expressed in thousands of dollars except per share amounts.

** Amount is less than $.01 per share.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                         NET ASSET               MARKET
                           VALUE                 PRICE**
                      ---------------   -------------------------
QUARTER ENDED          HIGH     LOW        HIGH           LOW       VOLUME*
-------------         ------   ------   -----------   -----------   --------
March 31, 1999......  $20.79   $18.77   $21 3/8       $16 1/2          1,851
June 30, 1999.......   19.91    18.81    17 15/16      16 1/4          1,131
September 30,
 1999...............   20.00    18.81    17 5/16       16 1/2            972
December 31, 1999...   22.08    19.01    19 3/4        16 3/8          1,155
March 31, 2000......   21.96    19.44    19            16 5/8          1,495
June 30, 2000.......   21.36    19.05    18 15/16      16 1/2            894
September 30,
 2000...............   21.02    18.66    17 11/16      16 1/16         1,019
December 31, 2000...   19.59    16.18    17            13.40           1,306

--------------------------

 * In thousands.

** Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL
INFORMATION
(UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund

  Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team, which consists of approximately 25 investment professionals.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

New York, New York
February 6, 2001

--------------------------------------------------------------------------------
                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 2000 per share distributions payable by the Fund on December 31, 2000 for shareholders of record on December 20, 2000.

                                         FOREIGN
 DOMESTIC      FOREIGN       TOTAL        TAXES      LONG-TERM
 ORDINARY      SOURCE      ORDINARY      PAID OR      CAPITAL
  INCOME       INCOME       INCOME      WITHHELD       GAINS
----------    ---------    ---------    ---------    ---------
$0.074844     $0.202408    $0.277252    $0.039295    $2.085004*

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

* The entire distribution is subject to the 20% tax rate.
--------------------------------------------------------------------------------
          DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  TERRY K. GLENN, Director and President
* DAVID O. BEIM, Director
* SIR ARTHUR BRYAN, Director
* JAMES T. FYNN, Director
* W. CARL KESTER, Director
* KAREN P. ROBARDS, Director
  DONALD C. BURKE, Vice President and Treasurer
  ROBERT E. PUTNEY, III, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Advisors
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Swidler Berlin Shereft Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Advisors, a company organized in England and Wales and regulated by IMRO and the US Securities and Exchange Commission.

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 2000